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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 23, 2001



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          TENNESSEE                   000-27694              62-1201561
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification Number)


       3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE      38125
                 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

On January 23, 2001, SCB Computer Technology, Inc. ("SCB") issued a press release announcing that (a) it has withdrawn its application to list its common stock on the Nasdaq National Market and (b) its board of directors has cancelled the special meeting of shareholders scheduled to be held on January 24, 2001, at which the shareholders of SCB were to have considered and acted upon a proposal to amend SCB's charter to effect a 1-for-5 reverse split of its common stock. A copy of the press release is filed as Exhibit 20 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:


   Exhibit
   Number                         Description of Exhibit
   ------                         ----------------------
     20          Press release issued by SCB Computer Technology, Inc., on
                 January 23, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 23, 2001

                                          SCB COMPUTER TECHNOLOGY, INC.



                                          By:  /s/  Michael J. Boling
                                             -----------------------------------
                                                  Michael J. Boling
                                               Executive Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX



    Exhibit
    Number                       Description of Exhibit
    ------                       ----------------------
     20        Press release issued by SCB Computer Technology, Inc., on
               January 23, 2001.
